NET LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2024
NET LOSS PER SHARE
Schedule of computation of basic and diluted net loss per share

	Year ended December 31,
	2022	2023	2024
Numerator:
Net loss attributable to ordinary shareholders	(148,018)	(124,812)	(274,121)
Denominator:
Weighted average number of ordinary shares outstanding, basic and diluted	85,319,170	89,100,415	114,318,765
Net loss per share and per ADS, basic and diluted	(1.73)	(1.40)	(2.40)

Schedule of ordinary share equivalents excluded from the computation of diluted net loss per share

	Year ended December 31,
	2022	2023	2024
Preferred shares	197,448,223	198,629,097	184,928,573
Share options	973,599	703,470	526,711
RSUs	3,365,907	3,788,705	23,820,031
RSAs	6,494,735	2,767,115	106,395
Warrants	449,568	17,974	—
Total	208,732,032	205,906,361	209,381,710